Exhibit 10.1

EXECUTION FORM

AMENDMENT NO. 2 AND JOINDER AGREEMENT

AMENDMENT NO. 2 AND JOINDER AGREEMENT (this “Agreement”), dated as of December 10, 2010, to the Second Amended and Restated Credit Agreement dated as of July 18, 2007 (as heretofore amended or modified, the “Credit Agreement”) among KINDRED HEALTHCARE, INC. (the “Borrower”), the LENDERS party thereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and Collateral Agent (in such capacity, the “Collateral Agent”).

RECITALS:

WHEREAS, the Borrower has, by notice to the Administrative Agent dated November 17, 2010 delivered pursuant to Section 2.19(a) of the Credit Agreement (the “Notice”) (a copy of which notice is attached as Exhibit A hereto), requested an increase in the amount of the Commitments from $500,000,000 to $600,000,000 (the “Commitment Increase”).

WHEREAS, each financial institution identified on the signature pages hereto as an “Increasing Lender” (each, an “Increasing Lender”; and any such Increasing Lender that is not a Lender immediately prior to the effectiveness of this Agreement, an “Additional Increasing Lender”) has agreed severally, on the terms and conditions set forth herein and in the Credit Agreement, to provide a portion of the Commitment Increase and, in the case of each Additional Increasing Lender, to become a Lender for all purposes under the Credit Agreement.

WHEREAS, after giving effect to the Commitment Increase, the Commitment of each Lender shall be as set forth on Schedule 2.01 hereto.

The parties hereto therefore agree as follows:

SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Agreement becomes effective, refer to the Credit Agreement as amended hereby.

SECTION 2. Commitment Increase. With effect from the Incremental Facility Closing Date (as defined below), (a) each Additional Increasing Lender shall become a party to the Credit Agreement as a Lender and have the rights and obligations of a Lender under the Credit Agreement and the other Financing Documents and (b) each Lender shall have a Commitment set forth opposite such Lender’s name on Schedule 2.01 hereto (as such Commitment may thereafter be changed from time to time pursuant to the terms of the Credit Agreement).

SECTION 3. Amendments to the Credit Agreement.

(a) The pricing grid in the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is amended and restated in its entirety to read as follows:

Status	Average Daily Excess Availability	ABR Spread	Eurodollar Spread	Commitment Fee Rate
Level I	Greater than $375,000,000	0.75%	1.75%	0.25%
Level II	Greater than $250,000,000 but less than or equal to $375,000,000	1.00%	2.00%	0.375%
Level III	Greater than $125,000,000 but less than or equal to $250,000,000	1.25%	2.25%	0.375%
Level IV	Less than or equal to $125,000,000	1.50%	2.50%	0.375%

(b) The Borrower agrees that the “Applicable Rate” will be the applicable rate per annum set forth above in Level IV during the period from the Incremental Facility Closing Date through and including December 31, 2010.

(c) The last sentence of the definition of “Commitment” in Section 1.01 of the Credit Agreement is amended and restated in its entirety to read as follows:

The aggregate amount of the Lenders’ Commitments as of December 10, 2010 is $600,000,000.

(d) Section 10.01(a)(ii) of the Credit Agreement is amended and restated in its entirety to read as follows:

(ii) if to the Agent (including in its capacity as a Lender or Issuing Lender), to JPMorgan Agency Services, 1111 Fannin - 10th Floor, Houston, TX 77002, Attention of John Ngo (Telephone No. (713) 750-2931; Telecopy No. (713) 374-4312), with a copy to JPMorgan Chase Bank, N.A. - Credit Risk Management, 383 Madison Avenue - 24th floor, New York, NY 10179, Attention of Dawn Lee Lum (Telephone No. (212) 270-2472; Telecopy No. (212) 270-3279) and to JPMorgan Chase Bank, N.A. – IB-ABL Portfolio Management, 270 Park Avenue - 44th floor, New York, NY 10017, Attention of Robert Wilt (Telephone: (212)-270-0422); Telecopy No.(646)-534-2288); and

(e) Schedule 2.01 attached to the Credit Agreement is deleted and replaced with Schedule 2.01 hereto.

SECTION 4. Mortgages.

(a) As soon as is practicable, but in any event within 90 days after the Incremental Facility Closing Date (or such longer period as agreed by the Collateral Agent), the Borrower, at its sole cost and expense, shall deliver or cause to be delivered to the Collateral Agent (i) either (1) an amendment to each Fee Mortgage and Material Leasehold Mortgage or (2) an opinion of local counsel in form reasonably acceptable to the Collateral Agent (or substantive equivalent in form reasonably acceptable to the Collateral Agent, which for the avoidance of doubt may include an email confirmation from local counsel) in the jurisdiction that the property covered by such Fee Mortgage or Material Leasehold Mortgage is located to the effect that the recordation of an amendment to such mortgage is not necessary in connection with this Agreement in order to assure the continued effectiveness of the lien created by such mortgage or to confirm that the Commitment Increase is secured by such mortgage, (ii) with respect to any Fee Mortgage of owned real property that is amended pursuant to clause (i), a modification endorsement to the title insurance policy with respect thereto (or new title policy in jurisdictions where such endorsements are not available), and (iii) with respect to any owned real property in the Borrowing Base, a Phase I environmental report prepared by an environmental engineering firm reasonably acceptable to the Collateral Agent, in each case in form and substance reasonably satisfactory to the Collateral Agent.

(b) To the extent that the applicable law of a jurisdiction in which a Mortgaged Property is located requires the recordation in the appropriate real property records of an amendment to a Fee Mortgage or Material Leasehold Mortgage and the failure to record such amendment would render the Borrower or any of the other Credit Parties to not be in compliance with any of the representations, warranties, covenants and other provisions of the Credit Agreement and the other Financing Documents (including in connection with the entry into and effectiveness of this Agreement), the Borrower and the other Credit Parties shall during the period set forth above be deemed to have complied with all of the foregoing requirements of Section 4(a) above.

(c) As soon as is practicable, but in any event within 90 days after the Incremental Facility Closing Date (or such longer period as agreed by the Collateral Agent), the Borrower, at its sole cost and expense, shall deliver to the Collateral Agent appraisals (performed by a certified or licensed appraiser and otherwise conforming to the requirements of Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989 and the regulations thereunder) with respect to such Eligible Real Estate as is necessary to demonstrate an aggregate appraised value for such Eligible Real Estate of not less than (x) the product of (A) the aggregate Commitments as in effect on the date of delivery of such appraisals and (B) 25%, plus (y) to the extent not already reflected in the appraised value, any expected environmental remediation costs, as determined by the Administrative Agent in its reasonable discretion based on its review of the Phase I environmental reports delivered pursuant to Section 4(a) above.

SECTION 5. Representations. The Borrower represents and warrants that:

(a) the representations and warranties contained in the Financing Documents (for purposes of which this Agreement shall be deemed to be a “Financing Document”) are true as though made on and as of the date hereof and will be true on and as of the Incremental Facility Closing Date as though made on and as of such date; provided that those representations and warranties that speak only of a specific date shall only speak as of such date;

(b) no Default has occurred and is continuing on the date hereof and no Default will occur or be continuing on the Incremental Facility Closing Date;

(c) after giving effect to the Commitment Increase, the aggregate amount of Commitment increases implemented pursuant to Section 2.19 of the Credit Agreement does not exceed $100,000,000; and

(d) this Agreement constitutes, and the Credit Agreement as modified hereby constitutes, a legal, valid and binding obligation of each Credit Party that is a party hereto or thereto, enforceable against each such Credit Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

SECTION 6. Acknowledgment of Additional Increasing Lenders. Each Additional Increasing Lender expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Agent hereafter taken, including any review of the affairs of a Credit Party or any affiliate of a Credit Party, shall be deemed to constitute any representation or warranty by the Agent to any Additional Increasing Lender. Each Additional Increasing Lender represents to the Agent that it has, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Credit Parties and their affiliates and made its own decision to provide its Commitment hereunder and enter into this Agreement and the Credit Agreement as amended hereby. Each Additional Increasing Lender also represents that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under the Credit Agreement and the other Financing Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Credit Parties and their affiliates. Each Additional Increasing Lender hereby (i) confirms that it has received a copy of the Credit Agreement and each other Financing Document and such other documents and information as it deems appropriate to make its decision to enter into this Agreement and the Credit Agreement, (ii) agrees that it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and that it will perform in accordance with their terms all of the obligations which by the terms of the Financing Documents are required to be performed by it as a Lender, (iii) irrevocably designates and appoints the Agent as the agent of such Additional Increasing Lender under the Credit Agreement and the other Financing Documents, and each Additional Increasing Lender authorizes the Agent, in its capacity as Administrative Agent and Collateral Agent, to take such actions on its behalf and to exercise such powers and perform such duties as are delegated to the Agent by the terms of the Credit Agreement and the other Financing Documents, together with such other powers as are reasonably incidental thereto and (iv) specifies as its lending office and address for notices the offices set forth on the Administrative Questionnaire provided by it to the Administrative Agent.

SECTION 7 Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

SECTION 8. Effectiveness. This Agreement shall become effective as of the first date on or after December 10, 2010 (the “Incremental Facility Closing Date”) when each of the following conditions have been satisfied:

(a) the Administrative Agent shall have received duly executed counterparts hereof signed by the Borrower, each other Credit Party, the Administrative Agent and each Increasing Lender (or, in the case of any Increasing Lender as to which an executed counterpart shall not have been received, the Administrative Agent shall have received facsimile or other written confirmation from such party of execution of a counterpart hereof by such Increasing Lender), and the aggregate amount of the increase in Commitments shall equal $100,000,000 or such lesser amount as the Borrower may in its sole discretion agree;

(b) (i) no Default shall have occurred and be continuing as of the Incremental Facility Closing Date or shall occur as a result of the Commitment Increase and (ii) the representations and warranties of each Credit Party set forth in the Financing Documents (for purposes of which this Agreement shall be deemed to be a “Financing Document”) shall be true and correct on and as of the Incremental Facility Closing Date (including after giving effect to the Commitment Increase); provided that those representations and warranties that speak only of a specific date shall only speak as of such date;

(c) the Administrative Agent shall have received a certificate, dated the Incremental Facility Closing Date and signed by a Financial Officer of the Borrower, confirming the satisfaction of the conditions set forth in Section 8(b) above;

(d) the Borrower shall have paid to the Administrative Agent, for the account of each Increasing Lender, a non-refundable fee in an amount equal to 0.75% of the amount of the Commitment Increase provided by such Increasing Lender;

(e) any fees and invoiced reasonable out of pocket expenses owing by the Borrower to the Administrative Agent (or its affiliates) in connection herewith shall have been paid in full;

(f) the Administrative Agent shall have received such certificates, resolutions or other documents of the Borrower and the other Credit Parties as the Administrative Agent may reasonably require in connection herewith relating to (i) the organization, existence and good standing of the Credit Parties, (ii) the corporate or other authority for and validity of this Agreement and (iii) the incumbency of the officers of the Credit Parties executing this Agreement, all in form and substance reasonably satisfactory to the Administrative Agent; provided that the Administrative Agent shall not request any certificates, resolutions or other documents under this Section 8(f) that were not provided in similar form and substance in connection with the July 18, 2007 closing of the Credit Agreement;

provided, further, that the Borrower and/or the Credit Parties may comply with the foregoing requirement by providing a certification as to the continued accuracy of any such certifications and other documents previously provided in connection with the Credit Agreement;

(g) the Collateral Agent shall have received a flood determination notice with respect to each Mortgage to the extent required by law or regulations; and

(h) the Administrative Agent shall have received a written opinion of in-house counsel to the Borrower and a written opinion of Cleary Gottlieb Steen & Hamilton LLP, special counsel to the Borrower, each dated as of the Incremental Facility Closing Date and in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 9. Consequences Of Effectiveness. On the Incremental Facility Closing Date:

(a) without any action on the part of the Issuing Lender or any other Lender, the Issuing Lender shall be deemed to have granted to each Lender, and each Lender shall be deemed to have acquired from the Issuing Lender, a participation in each Letter of Credit (if any) that is outstanding on the Incremental Facility Closing Date equal to such Lender’s Applicable Percentage (after giving effect to the Commitment Increase) of the aggregate amount available to be drawn under each such Letter of Credit; and

(b) each Increasing Lender shall make available to the Administrative Agent, for the benefit of Lenders that are not Increasing Lenders, such amounts in immediately available funds as the Administrative Agent shall determine are necessary in order to cause each Lender to hold its Applicable Percentage (after giving effect to the Commitment Increase and the application of such amounts to make payments to the Lenders that are not Increasing Lenders) of the Loans, and the Borrower shall concurrently therewith pay to the Administrative Agent for the benefit of the relevant Lenders that are not Increasing Lenders any accrued interest on the amounts of the Loans so prepaid. Principal amounts so paid to the Lenders that are not Increasing Lenders shall be subject to Section 2.14 of the Credit Agreement.

SECTION 10. Confirmation of Guaranties and Security Interests. By signing this Agreement, each Credit Party hereby confirms that (i) the obligations of the Credit Parties under the Credit Agreement as modified hereby (including with respect to the Commitment Increase and any Loans or other extensions of credit made thereunder) and the other Financing Documents (x) are entitled to the benefits of the guarantees and the security interests set forth or created in the Security Agreement and the other Financing Documents and (y) constitute Obligations and (ii) notwithstanding the effectiveness of the terms hereof, the Credit Agreement (as modified hereby), the Security Agreement and the other Financing Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects. Each Credit Party ratifies and confirms that all Liens granted, conveyed, or assigned to the Collateral Agent by such Person pursuant to each Financing Document to which it is a party remain in full force and effect, are not released or reduced hereby, and continue to secure full payment and performance of the Obligations as increased hereby.

SECTION 11. Limited Effect. Except as expressly set forth herein, the amendments contained herein shall not constitute a waiver or amendment of any term or condition of the Credit Agreement or any other Financing Document, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects. This Agreement shall be deemed to constitute a Financing Document for purposes of Article 9 and Sections 8.01(c), 8.01(d), 10.03, 10.05, 10.06, 10.07, 10.09 and 10.10 of the Credit Agreement.

SECTION 12. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

KINDRED HEALTHCARE, INC., as Borrower

By:	/s/ Donald H. Robinson
	Name:	Donald H. Robinson
	Title:	Senior Vice President, Tax and Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 2 AND JOINDER AGREEMENT]

Subsidiary Guarantors:

AVERY MANOR NURSING, L.L.C.
BAYBERRY CARE CENTER, L.L.C. BRAINTREE NURSING, L.L.C.
CALIFORNIA NURSING CENTERS, L.L.C. CARE CENTERS OF ROSSMOOR, L.L.C. COUNTRY ESTATES NURSING, L.L.C.
COURTLAND GARDENS HEALTH CENTER, INC. FORESTVIEW NURSING, L.L.C.
GODDARD NURSING, L.L.C. GREENBRAE CARE CENTER, L.L.C.
GREENS NURSING AND ASSISTED LIVING, L.L.C. HARBORLIGHTS NURSING, L.L.C.
HELIAN ASC OF NORTHRIDGE, INC. HELIAN HEALTH GROUP, INC. HIGHGATE NURSING, L.L.C. HIGHLANDER NURSING, L.L.C.
HOMESTEAD HEALTH AND REHABILITATION, L.L.C.
J.B. THOMAS HOSPITAL, INC.
KINDRED BRAINTREE HOSPITAL, L.L.C. KINDRED DEVELOPMENT 4, L.L.C.
KINDRED DEVELOPMENT 7, L.L.C.
KINDRED DEVELOPMENT 8, L.L.C.
KINDRED DEVELOPMENT 9, L.L.C.

KINDRED DEVELOPMENT 10, L.L.C.

KINDRED DEVELOPMENT 11, L.L.C.

KINDRED DEVELOPMENT 12, L.L.C.

KINDRED DEVELOPMENT 13, L.L.C.

KINDRED DEVELOPMENT 15, L.L.C.

KINDRED DEVELOPMENT 17, L.L.C.

KINDRED DEVELOPMENT 29, L.L.C.

KINDRED DEVELOPMENT HOLDINGS 3, L.L.C. KINDRED DEVELOPMENT HOLDINGS 5, L.L.C.

By:	/s/ Donald H. Robinson
	Name:	Donald H. Robinson
	Title:	Senior Vice President, Tax and Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 2 AND JOINDER AGREEMENT]

Subsidiary Guarantors (Continued):

KINDRED HEALTHCARE OPERATING, INC. KINDRED HEALTHCARE SERVICES, INC.
KINDRED HOSPICE SERVICES, L.L.C.
KINDRED HOSPITAL PALM BEACH, L.L.C.
KINDRED HOSPITAL-PITTSBURGH-NORTH SHORE, L.L.C
KINDRED HOSPITALS EAST, L.L.C.
KINDRED HOSPITALS WEST, L.L.C.
KINDRED HOSPITAL-SPRINGFIELD, L.L.C. KINDRED HOSPITAL-TOLEDO, L.L.C. KINDRED NEVADA, L.L.C.
KINDRED NURSING CENTERS EAST, L.L.C. KINDRED NURSING CENTERS NORTH, L.L.C. KINDRED NURSING CENTERS SOUTH, L.L.C. KINDRED NURSING CENTERS WEST, L.L.C. KINDRED REHAB SERVICES, INC.
KINDRED SYSTEMS, INC.
KND DEVELOPMENT 50, L.L.C.
KND DEVELOPMENT 51, L.L.C.
KND DEVELOPMENT 52, L.L.C.
KND DEVELOPMENT 53, L.L.C.
KND DEVELOPMENT 54, L.L.C.
KND DEVELOPMENT 55, L.L.C.
KND DEVELOPMENT 56, L.L.C.
KND DEVELOPMENT 57, L.L.C.
KND DEVELOPMENT 58, L.L.C.
KND DEVELOPMENT 59, L.L.C.
KND HOSPITAL REAL ESTATE HOLDINGS, L.L.C. KND REAL ESTATE 1, L.L.C.
KND REAL ESTATE 2, L.L.C.
KND REAL ESTATE 3, L.L.C.
KND REAL ESTATE 4, L.L.C.
KND REAL ESTATE 5, L.L.C.
KND REAL ESTATE 6, L.L.C.
KND REAL ESTATE 7, L.L.C.
KND REAL ESTATE 8, L.L.C.
KND REAL ESTATE 9, L.L.C.

By:	/s/ Donald H. Robinson
Name:	Donald H. Robinson
Title:	Senior Vice President, Tax and Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 2 AND JOINDER AGREEMENT]

Subsidiary Guarantors (Continued):

KND REAL ESTATE 10, L.L.C.
KND REAL ESTATE 11, L.L.C.
KND REAL ESTATE 12, L.L.C.
KND REAL ESTATE 13, L.L.C.
KND REAL ESTATE 14, L.L.C.
KND REAL ESTATE 15, L.L.C.
KND REAL ESTATE 16, L.L.C.
KND REAL ESTATE 17, L.L.C.
KND REAL ESTATE 18, L.L.C.
KND REAL ESTATE 19, L.L.C.
KND REAL ESTATE 20, L.L.C.
KND REAL ESTATE 21, L.L.C.
KND REAL ESTATE, 22, L.L.C.
KND REAL ESTATE 23, L.L.C.
KND REAL ESTATE 24, L.L.C.
KND REAL ESTATE 25, L.L.C.
KND REAL ESTATE 26, L.L.C.
KND REAL ESTATE 27, L.L.C.
KND REAL ESTATE 28, L.L.C.
KND REAL ESTATE 29, L.L.C.
KND REAL ESTATE 30, L.L.C.
KND REAL ESTATE 31, L.L.C.
KND REAL ESTATE 32, L.L.C.
KND REAL ESTATE 33, L.L.C.
KND REAL ESTATE 34, L.L.C.
KND REAL ESTATE 35, L.L.C.
KND REAL ESTATE 36, L.L.C.
KND REAL ESTATE 37, L.L.C.
KND REAL ESTATE 38, L.L.C.
KND REAL ESTATE 39, L.L.C.
KND REAL ESTATE 40, L.L.C.
KND REAL ESTATE 41, L.L.C.
KND REAL ESTATE 42, L.L.C.
KND REAL ESTATE 43, L.L.C.
KND REAL ESTATE 44, L.L.C.
KND REAL ESTATE 45, L.L.C.

By:	/s/ Donald H. Robinson
Name:	Donald H. Robinson
Title:	Senior Vice President, Tax and Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 2 AND JOINDER AGREEMENT]

Subsidiary Guarantors (Continued):

KND REAL ESTATE HOLDINGS, L.L.C.
KND REHAB REAL ESTATE HOLDINGS, L.L.C. KND SNF REAL ESTATE HOLDINGS, L.L.C. LAFAYETTE HEALTH CARE CENTER, INC. LAUREL LAKE HEALTH AND REHABILITATION CENTER, L.L.C.
MAINE ASSISTED LIVING, L.L.C. MASSACHUSETTS ASSISTED LIVING, L.L.C. MEADOWS NURSING, L.L.C.
MEDEQUITIES, INC.
MEDICAL HILL REHAB CENTER, L.L.C.
PACIFIC COAST CARE CENTER, L.L.C.
PEOPLEFIRST HOMECARE & HOSPICE OF CALIFORNIA, L.L.C.
PEOPLEFIRST HOMECARE & HOSPICE OF COLORADO, L.L.C.
PEOPLEFIRST HOMECARE & HOSPICE OF INDIANA, L.L.C.
PEOPLEFIRST HOMECARE & HOSPICE OF MASSACHUSETTS, L.L.C.
PEOPLEFIRST OF HOMECARE &HOSPICE OF OHIO, L.L.C.
PEOPLEFIRST HOMECARE & HOSPICE OF UTAH, L.L.C.
PEOPLEFIRST HOMECARE OF COLORADO, L.L.C. PEOPLEFIRST VIRIGINA, L.L.C.

PERSONACARE OF CONNECTICUT, INC.

PERSONACARE OF GEORGIA, INC.

PERSONACARE OF HUNTSVILLE, INC.

PERSONACARE OF OHIO, INC.

PERSONACARE OF POMPANO EAST, INC.

PERSONACARE OF READING, INC.

PERSONACARE OF SHREVEPORT, INC.

PERSONACARE OF WARNER ROBINS, INC.

PERSONACARE OF WISCONSIN, INC.

By:	/s/ Donald H. Robinson
	Name:	Donald H. Robinson
	Title:	Senior Vice President, Tax and Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 2 AND JOINDER AGREEMENT]

Subsidiary Guarantors (Continued):

PF DEVELOPMENT 5, L.L.C.

PF DEVELOPMENT 6, L.L.C.

PF DEVELOPMENT 7, L.L.C.

PF DEVELOPMENT 8, L.L.C.

PF DEVELOPMENT 9, L.L.C.

PF DEVELOPMENT 10, L.L.C.

PF DEVELOPMENT 15, L.L.C.

REHAB STAFFING, L.L.C.

SIENA CARE CENTER, L.L.C.

SMITH RANCH CARE CENTER, L.L.C.

SOUTHERN CALIFORNIA SPECIALTY CARE, INC.

SPECIALTY HEALTHCARE SERVICES, INC.

SPECIALTY HOSPITAL OF CLEVELAND, INC.

SPECIALTY HOSPITAL OF PHILADELPHIA, INC.

SPECIALTY HOSPITAL OF SOUTH CAROLINA, INC.

SPRINGFIELD PARK VIEW HOSPITAL, L.L.C.

THC-CHICAGO, INC. THC-HOUSTON, INC.
THC-NORTH SHORE, INC. THC-ORANGE COUNTY, INC. THC-SEATTLE, INC.
TOWER HILL NURSING, L.L.C.
TRANSITIONAL HOSPITALS CORPORATION OF INDIANA, INC.
TRANSITIONAL HOSPITALS CORPORATION OF LOUISIANA, INC.
TRANSITIONAL HOSPITALS CORPORATION OF NEVADA, INC.
TRANSITIONAL HOSPITALS CORPORATION OF NEW MEXICO, INC.
TRANSITIONAL HOSPITALS CORPORATION OF TAMPA, INC.
TRANSITIONAL HOSPITALS CORPORATION OF TEXAS, INC.
TRANSITIONAL HOSPITALS CORPORATION OF WISCONSIN, INC.
TUCKER NURSING CENTER, INC. YGNACIO VALLEY CARE CENTER, L.L.C.

By:	/s/ Donald H. Robinson
	Name:	Donald H. Robinson
	Title:	Senior Vice President, Tax and Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 2 AND JOINDER AGREEMENT]

Subsidiary Guarantors (Continued):

KINDRED DEVELOPMENT 27, L.L.C.

By:	/s/ Donald H. Robinson
	Name:	Donald H. Robinson
	Title:	President and Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 2 AND JOINDER AGREEMENT]

Subsidiary Guarantors (Continued):

FOOTHILL NURSING COMPANY PARTNERSHIP

By:	KINDRED NURSING CENTERS LIMITED PARTNERSHIP, General Partner

	By:	KINDRED NURSING CENTERS EAST, L.L.C., General Partner

	By:	/s/ Donald H. Robinson
		Name:	Donald H. Robinson
		Title:	Senior Vice President, Tax and Treasurer

and

	By:	KINDRED NURSING CENTERS WEST, L.L.C., General Partner

	By:	/s/ Donald H. Robinson
		Name:	Donald H. Robinson
		Title:	Senior Vice President, Tax and Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 2 AND JOINDER AGREEMENT]

Subsidiary Guarantors (Continued):

HILLHAVEN-MSC PARTNERSHIP

By:	KINDRED NURSING CENTERS WEST, L.L.C., General Partner

	By:	/s/ Donald H. Robinson
		Name:	Donald H. Robinson
		Title:	Senior Vice President, Tax and Treasurer

and

By:	KINDRED HOSPITALS WEST, L.L.C., General Partner

	By:	/s/ Donald H. Robinson
		Name:	Donald H. Robinson
		Title:	Senior Vice President, Tax and Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 2 AND JOINDER AGREEMENT]

Subsidiary Guarantors (Continued):

KINDRED HOSPITALS LIMITED PARTNERSHIP

By:	KINDRED NURSING CENTERS LIMITED PARTNERSHIP, General Partner

By:	KINDRED NURSING CENTERS EAST, L.L.C., General Partner

	By:	/s/ Donald H. Robinson
		Name:	Donald H. Robinson
		Title:	Senior Vice President, Tax and Treasurer

and

	By:	KINDRED HOSPITALS WEST, L.L.C., General Partner

	By:	/s/ Donald H. Robinson
		Name:	Donald H. Robinson
		Title:	Senior Vice President, Tax and Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 2 AND JOINDER AGREEMENT]

Subsidiary Guarantors (Continued):

KINDRED NURSING CENTERS CENTRAL LIMITED PARTNERSHIP

By:	KINDRED NURSING CENTERS LIMITED PARTNERSHIP, General Partner

By:	KINDRED NURSING CENTERS EAST, L.L.C., General Partner

	By:	/s/ Donald H. Robinson
		Name:	Donald H. Robinson
		Title:	Senior Vice President, Tax and Treasurer

and

By:	KINDRED HEALTHCARE OPERATING, INC., General Partner

	By:	/s/ Donald H. Robinson
		Name:	Donald H. Robinson
		Title:	Senior Vice President, Tax and Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 2 AND JOINDER AGREEMENT]

Subsidiary Guarantors (Continued):

KINDRED NURSING CENTERS LIMITED PARTNERSHIP

By:	KINDRED HOSPITALS LIMITED PARTNERSHIP, General Partner

By:	KINDRED HOSPITALS WEST, L.L.C., General Partner

	By:	/s/ Donald H. Robinson
		Name:	Donald H. Robinson
		Title:	Senior Vice President, Tax and Treasurer

and

By:	KINDRED NURSING CENTERS EAST, L.L.C., General Partner

	By:	/s/ Donald H. Robinson
		Name:	Donald H. Robinson
		Title:	Senior Vice President, Tax and Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 2 AND JOINDER AGREEMENT]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Collateral Agent and Issuing Bank

By:	/S/ Dawn L. LeeLum
	Name:	Dawn L. LeeLum
	Title:	Executive Director

[SIGNATURE PAGE TO AMENDMENT NO. 2]

JPMORGAN CHASE BANK, N.A.

By:	/s/ Dawn L. LeeLum
Name: Dawn L. LeeLum
Title: Executive Director

If a second signature is required:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2]

Branch Banking and Trust Company

By:	/s/ Greg R. Branstetter
	Name:	Greg R. Branstetter
	Title:	Senior Vice President

If a second signature is required:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2]

CITIBANK, N.A.

By:	/s/ Shane Azzara
	Name:	Shane Azzara
	Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 2]

INCREASING LENDERS:

MORGAN STANLEY BANK, N.A.

By:	/s/ Sherrese Clarke
	Name:	Sherrese Clarke
	Title:	Authorized Signatory

PNC Bank, National Association

By:	/s/ Patricia S. Robertson
	Name:	Patricia S. Robertson
	Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2]

U.S. Bank National Association

By:	/s/ Joseph C. Hensley
	Name:	Joseph C. Hensley
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2]

EXHIBIT A

[see attached]

November 17, 2010

JPMorgan Agency Services

Attn:  Mr. John Ngo

1111 Fannin - 10th Floor

Houston, TX 77002

Copies to:

JPMorgan Chase Bank, N.A.

Client Credit Management

Attn: Ms. Dawn Lee Lum

270 Park Avenue - 4th Floor

New York, NY 10017

JPMorgan Chase Bank, N.A.

IB-ABL Portfolio Management

Attn: Mr. Robert Kaulius

270 Park Avenue - 44th Floor

New York, NY 10017

Re:	Notice of Proposed Increase under Credit Agreement of Kindred Healthcare Inc.

Ladies and Gentlemen:

Pursuant to Section 2.19(a) of the Second Amended & Restated Credit Agreement, dated as of July 18, 2007, among Kindred Healthcare Inc., the Lenders and other persons party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent (the “Credit Agreement”; capitalized terms used in this notice having the meanings assigned to them therein), the Borrower hereby requests that the Commitments be increased by $100,000,000 (which amount is equal to the Incremental Amount as of the date hereof) (the “Increase”), to become effective as of December 3, 2010 pursuant to and in accordance with the provisions of Section 2.19 of the Credit Agreement.

The Borrower hereby offers each Lender the opportunity to increase its Commitment by its Applicable Percentage of the proposed Increase amount (or such smaller amount as such Lender may indicate), by notice given to the Borrower and the Agent not later than 3:00 P.M. (New York City time) on December 2, 2010. The Borrower anticipates that it will pay to each Increasing Lender a fee equal to 0.75% of the amount by which such Lender’s Commitment is increased, and that in connection with the Increase the Credit Agreement would be amended to add 0.50% to the Applicable Rate with respect to all Loans under the Credit Agreement, effective from and after the date of the Increase.

Please contact the undersigned at (502) 596-7732 if you have any questions.

Kindred Healthcare, Inc.

By:	/s/ Hank Robinson
Name: Hank Robinson
Title: Sr. VP, Tax and Treasurer

SCHEDULE 2.01

COMMITMENTS

Lender	Commitments

JPMorgan Chase Bank, N.A.	$88,200,000
Citibank NA	75,000,000
General Electric Capital Corporation	90,000,000
CIT Middle Market Funding Company LLC	53,000,000
Wells Fargo Capital Finance	43,000,000
UBS AG, Stamford Branch	40,000,000
Fifth Third Bank	35,000,000
Siemens Financial Services, Inc.	40,000,000
U.S. Bank National Association	24,000,000
Allied Irish Banks PLC	15,000,000
Capital One Leverage Finance Corp.	15,000,000
PNC Bank, N.A.	40,000,000
Branch Banking and Trust Company	16,800,000
Morgan Stanley Bank, N.A.	25,000,000

Total allocations	$600,000,000